                                                                    EXHIBIT 24.1

                           DIRECTORS AND OFFICERS OF
                           NATIONAL CITY CORPORATION

                      REGISTRATION STATEMENT ON FORM 10-K

                               POWER OF ATTORNEY

  The undersigned Directors and Officers of National City Corporation, a Delaware corporation (the "Corporation"), which anticipate filing a Form 10-K annual report pursuant to Section 12(g) Securities and Exchange Commission Act of 1934 for the Corporation's fiscal year ended December 31, 1997, with the Securities and Exchange Commission hereby constitute and appoint David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

  EXECUTED this 22nd day of December, 1997.

    /s/ SANDRA H. AUSTIN                        Director
    ----------------------------------------
    Sandra H. Austin

    /s/ CHARLES H. BOWMAN                       Director
    ----------------------------------------
    Charles H. Bowman

    /s/ EDWARD B. BRANDON                       Director
    ----------------------------------------
    Edward B. Brandon

    /s/ JOHN G. BREEN                           Director
    ----------------------------------------
    John G. Breen

    /s/ JAMES S. BROADHURST                     Director
    ----------------------------------------
    James S. Broadhurst

    /s/ DUANE E. COLLINS                        Director
    ----------------------------------------
    Duane E. Collins

    /s/ DAVID A. DABERKO                        Chairman of the Board and Chief
    ----------------------------------------    Executive Officer (Principal Executive
    David A. Daberko                            Officer)

    /s/ DANIEL E. EVANS                         Director
    ----------------------------------------
    Daniel E. Evans

    /s/ OTTO N. FRENZEL III                     Director
    ----------------------------------------
    Otto N. Frenzel III

    /s/ BERNADINE P. HEALY, M.D.                Director
    ----------------------------------------
    Bernadine P. Healy, M.D.

    /s/ JOSEPH H. LEMIEUX                       Director
    ----------------------------------------
    Joseph H. Lemieux

    /s/ W. BRUCE LUNSFORD                       Director
    ----------------------------------------
    W. Bruce Lunsford

    /s/ ROBERT A. PAUL                          Director
    ----------------------------------------
    Robert A. Paul

    /s/ WILLIAM R. ROBERTSON                    Director
    ----------------------------------------
    William R. Robertson

    /s/ WILLIAM F. ROEMER                       Director
    ----------------------------------------
    William F. Roemer

    /s/ MICHAEL A. SCHULER                      Director
    ----------------------------------------
    Michael A. Schuler

    /s/ STEPHEN A. STITLE                       Director
    ----------------------------------------
    Stephen A. Stitle

    /s/ MORRY WEISS                             Director
    ----------------------------------------
    Morry Weiss